Exhibit 21.1

List of Subsidiaries

Alvarium Asset Management Holdings, LLC

Alvarium CI (US) LLC

Alvarium CI Advisors (UK) Limited

Alvarium CI Limited

Alvarium Compass GP Limited

Alvarium Fiduciaries (UK) Ltd

Alvarium Fiduciaries (UK) Ltd

Alvarium Fund Managers (UK) Limited

Alvarium Group Operations Limited

Alvarium Investment Advisors (France) S.A.S

Alvarium Investment Advisors (Hong Kong) Limited

Alvarium Investment Advisors (Portugal) – Empresa De Investimento, S.A.

Alvarium Investment Advisors (Singapore) Pte. Ltd

Alvarium Investment Advisors (Suisse) SA

Alvarium Investment Advisors (UK) Limited

Alvarium Investment Advisors (US), Inc.

Alvarium Investment Management (US) Holdings Corp

Alvarium Investment Management Limited

Alvarium Investment Managers (UK) LLP

Alvarium Investment Managers (US), LLC

Alvarium Investments Limited

Alvarium Management (IOM) Limited

Alvarium MB (Italy) S.r.l .

Alvarium MB (UK) Limited

Alvarium MB (US) BD, LLC

Alvarium PO (Payments) Limited

Alvarium PO Limited

Alvarium Pradera Holdings Limited

Alvarium Private Client Limited

Alvarium RE (US), LLC

Alvarium RE Global Opportunistic I GP Limited

Alvarium RE Limited

Alvarium RE Public Markets Limited

Alvarium Securities Limited

Alvarium Social Housing Advisors Limited

Alvarium T&A Non-UK LLC

Alvarium Topco Limited

Alvarium Wealth Management Holdings, LLC

Alvarium Wealth Management Non-UK Ltd

Alvarium Wealth Management UK Ltd

Alvarium Willow GP Limited

Amalfi B Limited

Amalfi Investment Partners Limited

Amalfi Properties Jersey Limited

Cellar Limited

CF I Feeder GP

Clambake Inc

Clambake Limited

Dubois Services Limited

Harbour Limited

KF I Feeder GP Limited

Lake Limited

LJ Ardstone Spain SL

LJ Capital (HPGL) Limited

LJ Capital (IOM) Hadley Limited

LJ Capital (IOM) Limited

LJ Capital (IOM) T4 Limited

LJ Capital Partners Limited

LJ Cresco GP Holdings Limited

LJ Cresco Holdco Limited

LJ Fusion Feeder GP Limited

LJ GP Carry Sarl

LJ GP International Limited

LJ Group Holdings Limited

LJ Luxembourg SA

LJ Management (BVI) Limited

LJ Management (IOM) Limited

LJ Management (Suisse) SA

LJ Pankow I Feeder GP Limited

LJ Pankow II Feeder GP Limited

LJ QG Bow Limited

LJ Skye Trustees Limited

LJ Station 2 GP Limited

LJ Trust & Fiduciary Holdings Limited

LJ UK Cities Carry LP Inc

Loire Services Limited

LXi REIT Advisors Limited

Mooragh (BVI) Limited

New Alvarium Investments Limited

Park Limited

Puffin Agencies Limited

SIR Trustee Limited 1

SIR Trustee Limited 10

SIR Trustee Limited 11

SIR Trustee Limited 12

SIR Trustee Limited 13

SIR Trustee Limited 14

SIR Trustee Limited 15

SIR Trustee Limited 16

SIR Trustee Limited 17

SIR Trustee Limited 18

SIR Trustee Limited 19

SIR Trustee Limited 2

SIR Trustee Limited 20

SIR Trustee Limited 21

SIR Trustee Limited 22

SIR Trustee Limited 3

SIR Trustee Limited 4

SIR Trustee Limited 5

SIR Trustee Limited 6

SIR Trustee Limited 7

SIR Trustee Limited 8

SIR Trustee Limited 9

Stone Limited

TFI Partners, LLC

Tiedemann Advisors GP, LLC

Tiedemann Advisors, LLC

Tiedemann Constantia AG

Tiedemann International (Switzerland) 2AG

Tiedemann International (UK) 1 Ltd

Tiedemann International (UK) 2 Ltd

Tiedemann International Holdings AG

Tiedemann Wealth Management GP, LLC

Tiedemann Wealth Management Holdings, Inc

TIG Advisors, LLC

TIG Opportunity Partners, LLC

TIG Trinity GP, LLC

TIG Trinity Mangement, LLC

TWMH Investments, Inc

VO Feeder GP

Waterstreet One Limited

Whitebridge (BVI) Limited

Whitebridge Limited